SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the first two paragraphs of Item 2.03 of this Report is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Completion of the Reorg Merger

On December 31, 2014, Walgreen Co., an Illinois corporation (“Walgreens”), and Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA” or “Walgreens Boots Alliance”) completed their previously announced reorganization pursuant to the Reorganization Merger Agreement, dated as of October 17, 2014, as amended (the “Reorganization Merger Agreement”), by and among Walgreens Boots Alliance, Walgreens and Ontario Merger Sub, Inc., an Illinois corporation and a wholly owned subsidiary of Walgreens Boots Alliance (“Merger Sub”). The Reorganization Merger Agreement was approved and adopted by Walgreens’ shareholders at a special meeting of shareholders held on December 29, 2014 (the “Special Meeting”).

Pursuant to the Reorganization Merger Agreement, on December 31, 2014 Merger Sub merged (the “Reorg Merger”) with and into Walgreens, with Walgreens surviving the Reorg Merger as a wholly owned subsidiary of WBA, and each issued and outstanding share of Walgreens common stock, par value $0.078125 (“Walgreens Common Stock”) was converted into one share of WBA common stock, par value $0.01 (“WBA Common Stock”). Effective as of the completion of the Reorg Merger, WBA replaced Walgreens as the publicly held corporation, and immediately following the Reorg Merger and prior to the Step 2 Acquisition (as defined below) the holders of Walgreens Common Stock held the same number of shares of WBA Common Stock and the same ownership percentage of WBA as they held of Walgreens immediately prior to the Reorg Merger. Prior to the open of trading on December 31, 2014, The NASDAQ Stock Market LLC (“NASDAQ”), the New York Stock Exchange, and the Chicago Stock Exchange each halted trading of Walgreens Common Stock. On December 31, 2014, shares of WBA Common Stock began trading on NASDAQ under the ticker symbol “WBA”. The new CUSIP number for WBA Common Stock is 931427 108. Shareholders need not return stock certificates or otherwise take any action to exchange their former shares of Walgreens Common Stock for shares of WBA Common Stock. Following completion of the Reorg Merger, each certificate for shares of Walgreens Common Stock automatically represents a certificate for the same number of shares of WBA Common Stock.

Pursuant to the Reorganization Merger Agreement, at the effective time of the Reorg Merger (the “Effective Time”), Walgreens’ equity-based compensation plans were assumed by WBA and each Walgreens award outstanding pursuant to those plans as of immediately prior to the Effective Time was converted automatically into an equivalent award with respect to the number of shares of WBA Common Stock that is equal to the number of shares of Walgreens Common Stock to which such award related immediately prior to the Effective Time, which equivalent award otherwise continues to be subject to the same terms and conditions that were applicable to such award immediately prior to the Effective Time.

The issuance of WBA Common Stock in connection with the Reorganization Merger Agreement, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S–4 (File No. 333–198768), as amended (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on November 24, 2014. The Registration Statement and the definitive proxy statement/prospectus, as amended and supplemented from time to time (the “Proxy Statement/Prospectus”) filed by WBA with the SEC on November 24, 2014 contains additional information about the Reorganization Merger Agreement, the Reorg Merger, the Step 2 Acquisition (described below) and related matters.

Upon completion of the Reorg Merger, WBA Common Stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), WBA is the successor issuer to Walgreens. The description of WBA Common Stock set forth in the Proxy Statement/Prospectus is incorporated herein by reference.

The foregoing description of the Reorganization Merger Agreement is not complete and is qualified in its entirety by reference to the Reorganization Merger Agreement, filed as Exhibit 2.3 to Walgreens’ Annual Report on Form 10-K for the fiscal year ended August 31, 2014, and Amendments No. 1 and 2 thereto, filed as Exhibit 2.1 to WBA’s Current Report on Form 8-K filed December 24, 2014 and Exhibit 2.3 to WBA’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2014, respectively, which are incorporated herein by reference.

Completion of the Step 2 Acquisition

On December 31, 2014, following the completion of the Reorg Merger, WBA completed the previously announced acquisition of the remaining 55% of Alliance Boots GmbH (“Alliance Boots”) that Walgreens did not previously own (the “Step 2 Acquisition”) in exchange for £3.133 billion in cash and 144,333,468 shares of WBA Common Stock issued, in the aggregate, to AB Acquisitions Holdings Limited (“AB Acquisitions”) and to or pursuant to the direction of the trustee of the Alliance Boots management equity plan (collectively, the “Sellers”) pursuant to the Purchase and Option Agreement dated June 18, 2012, as amended (the “Purchase and Option Agreement”). The issuance of shares of WBA Common Stock in connection with the Step 2 Acquisition was approved by Walgreens’ shareholders at the Special Meeting. Stefano Pessina, a director of WBA and, prior to the Reorg Merger, Walgreens, and investment funds affiliated with Kohlberg Kravis Roberts & Co. L.P. jointly control AB Acquisitions. Mr. Pessina or certain of his affiliates are parties to certain transactions with Walgreens which are described in the Proxy Statement/Prospectus and Item 13 of Walgreens’ Annual Report on Form 10-K for the fiscal year ended August 31, 2014, as amended, which description is incorporated herein by reference.

The foregoing description of the Purchase and Option Agreement is not complete and is qualified in its entirety by reference to the Purchase and Option Agreement, filed as Exhibit 2.1 to Walgreens’ Current Report on Form 8-K filed June 19, 2012, and Amendment No. 1 thereto, filed as Exhibit 2.1 to Walgreens’ Current Report on Form 8-K filed August 6, 2014, which are incorporated herein by reference.

A copy of the press release announcing the completion of the Reorg Merger and the Step 2 Acquisition is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement.

On December 31, 2014, Walgreens Boots Alliance fully and unconditionally guaranteed the outstanding (i) 1.000% Notes due 2015, (ii) 1.800% Notes due 2017, (iii) 5.250% Notes due 2019, (iv) 3.100% Notes due 2022 and (v) 4.400% Notes due 2042, in each case, issued by Walgreens, on an unsecured and unsubordinated basis on substantially the terms set forth in the form of guarantee attached hereto as Exhibit 4.1.

The foregoing description of the guarantee is not complete and is qualified in its entirety by reference to the form of guarantee which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

On December 31, 2014, Walgreens Boots Alliance borrowed £1.45 billion to partially fund the Step 2 Acquisition under the Term Loan Credit Agreement, dated as of November 10, 2014, (the “Term Loan Credit Agreement”) among Walgreens, Walgreens Boots Alliance, the lenders party thereto, Bank of America, N.A., as administrative agent, and HSBC Bank plc, as syndication agent. The foregoing description of the Term Loan Credit Agreement is not complete and is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement, filed as Exhibit 10.1 to Walgreens’ Current Report on Form 8-K filed on November 12, 2014, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in this Report under Item 2.01 regarding the completion of the Step 2 Acquisition is incorporated herein by reference.

The issuance of approximately 144.3 million shares of WBA Common Stock in connection with the closing of the Step 2 Acquisition has not been registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and rules and regulations of the SEC promulgated thereunder. The offering was made only to the Sellers in connection with the transactions contemplated by the Purchase and Option Agreement, as described in Item 3.02 of Walgreens’ Current Report on Form 8-K filed with the SEC on June 19, 2012, which description is incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 of this Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2014, each of the directors of Walgreens immediately prior to the Reorg Merger was appointed as a director of WBA, and each of Thomas J. Sabatino, Jr. and Timothy R. McLevish ceased to be a director of WBA. Each of the directors of WBA was appointed to serve on the same committee(s) of the Board of Directors of WBA (the “Board”) as such director had served on as a member of the Walgreens Board of Directors immediately prior to the Reorg Merger. Each director of WBA will be entitled to the same compensation as he or she was entitled to as a director of Walgreens prior to the Reorg Merger, as described in Walgreens’ Annual Report on Form 10-K/A filed with the SEC on November 20, 2014, which description is incorporated herein by reference.

Pursuant to the Reorganization Merger Agreement, at the Effective Time, Walgreens’ equity-based compensation plans, including those in which its named executive officers participate, were assumed by WBA and each Walgreens award outstanding pursuant to those plans as of immediately prior to the Effective Time was converted automatically into an equivalent award with respect to the number of shares of WBA Common Stock that is equal to the number of shares of Walgreens Common Stock to which such award related immediately prior to the Effective Time, which equivalent award otherwise continues to be subject to the same terms and conditions that were applicable to such award immediately prior to the Effective Time. In order to reflect such assumption, the Walgreen Co. 2013 Omnibus Incentive Plan and the Walgreen Co. Employee Stock Purchase Plan were amended and restated, effective as of the Effective Time, in the forms attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

In addition, in connection with the Reorg Merger the following compensation plans in which the Walgreens named executive officers participate were assumed by WBA, and amended and restated in order to reflect such assumption, effective as of the Effective Time: the Walgreen Co. Executive Deferred Profit-Sharing Plan, the Walgreen Co. Executive Severance and Change in Control Plan, the Walgreen Co. 2011 Cash-Based Incentive Plan and the Walgreen Co. Management Incentive Plan. Such amended and restated plans are attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively, which are incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Reorg Merger, WBA adopted an amended and restated Certificate of Incorporation, effective December 31, 2014, in the form set forth as Annex E to the Proxy Statement/Prospectus. Effective that same date, WBA adopted amended and restated bylaws in the form set forth as Annex F to the Proxy Statement/Prospectus. The Amended and Restated Certificate of Incorporation of WBA and the Amended and Restated Bylaws of WBA are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Alliance Boots as of March 31, 2014 and 2013, and for each of the years in the three-year period ended March 31, 2014, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The required unaudited pro forma consolidated financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

3.1	Walgreens Boots Alliance, Inc. Amended and Restated Certificate of Incorporation

3.2	Walgreens Boots Alliance, Inc. Amended and Restated Bylaws

4.1	Form of Guarantee of Walgreens Boots Alliance, Inc.

10.1	Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan (Amended and Restated Effective December 31, 2014)

10.2	Walgreens Boots Alliance, Inc. Employee Stock Purchase Plan (As amended and restated effective December 31, 2014)

10.3	Walgreens Boots Alliance, Inc. Executive Deferred Profit-Sharing Plan (As Amended and Restated Effective December 31, 2014)

10.4	Walgreens Boots Alliance, Inc. Executive Severance and Change in Control Plan (as amended and restated effective December 31, 2014)

10.5	Walgreens Boots Alliance, Inc. 2011 Cash-Based Incentive Plan (As amended and restated effective December 31, 2014)

10.6	Walgreens Boots Alliance, Inc. Management Incentive Plan (As amended and restated effective December 31, 2014)

99.1	Press release issued on December 31, 2014

99.2	Alliance Boots GmbH audited consolidated financial statements (incorporated by reference to Exhibit 99.1 to Walgreen Co.’s Current Report on Form 8-K filed on May 15, 2014)

99.3	Unaudited Pro Forma Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date:	December 31, 2014	By:	/s/ Thomas J. Sabatino, Jr.
		Name:	Thomas J. Sabatino, Jr.
		Title:	Executive Vice President, Global Chief Legal and Administrative Officer and Corporate Secretary